Exhibit 3.1

SECRETARY OF STATE
STATE OF NEVADA

CORPORATE CHARTER

I, DEAN HELLER, the duly elected and qualified Nevada Secretary of State, do hereby certify that SALON CITY, INC. did on January 4, 2005 file in this office the original Articles of Incorporation; that said Articles are now on file and of record in the office of the Secretary of State of the State of Nevada, and further, that said Articles contain all the provisions required by the law of said State of Nevada.

IN WITNESS THEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office, in Carson City, Nevada, on January 5, 2005.

/s/ Dean Heller
Dean Heller
Secretary of State

/s/ “Certification Clerk”
Certification Clerk

DEAN HELLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684-5708
Website: secretaryofstate.biz

ARTICLES OF INCORPORATION                                                                                                   FILED# C 163-05
(PURSUANT TO NRS 78)                                                                                                                     JANUARY 04, 2005

Name of Incorporation:                                                      Salon City, Inc.

Resident Agent Name & Street Address:                                                                                            Capitol Corporate Services, Inc.
202 S. Minnesota Street
Carson City, Nevada 89703

Optional Mailing Address:                                                                                                P.O. Box 3100
Carson City, Nevada 89702

Shares:	500,000,000 common shares and 50,000,000 preferred shares with rights to be determined by the directors.

Number of Shares with Par Value:	550,000,000.00

Par Value:	$0.001	Number of Shares without Par Value: 0

Names & Addresses of Board of Directors/Trustees:
Steven Casciola
909 N. Palm Avenue, Suite 311
West Hollywood, California 90069

Annie Casciola
909 N. Palm Avenue, Suite 311
West Hollywood, California 90069

Purpose of Corporation:	Publishing Company

Names, Address & Signature of Incorporator:	/s/ Jonathan G. Gabriel
Jonathan G. Gabriel
16311 Ventura Blvd., Suite 990
Encino, California 91436

Certificate of Acceptance of Appointment of Resident Agent:	/s/ Lee Ann Brooks
Lee Ann Brooks
January 4, 2005